UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2011

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Dollar Tree, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on June 22, 2011 (“Original Filing”).  The purpose of this Amendment No.1 is to disclose the Company’s decision as to how frequently it will conduct future shareholder advisory votes regarding the compensation of its named executive officers.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Board of Directors (“Board”) has considered the appropriate frequency of future non-binding advisory votes regarding the compensation of its named executive officers.  Among other factors, the Board considered the voting results of the Company’s 2011 Annual Meeting with respect to the frequency of such non-binding advisory votes.  The Board has determined that future non-binding advisory votes regarding the compensation of its named executive officers will be submitted to shareholders of the Company on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE, INC.

Date: October 11, 2011	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer